MASSACHUSETTS INVESTORS GROWTH STOCK FUND*
                         MASSACHUSETTS INVESTORS TRUST*
                       MFS(R)CAPITAL OPPORTUNITIES FUND*
                          MFS(R)EMERGING GROWTH FUND*
                           MFS(R)GLOBAL EQUITY FUND*
                         MFS(R)GLOBAL TOTAL RETURN FUND
                       MFS(R)GOVERNMENT SECURITIES FUND*
                            MFS(R)HIGH INCOME FUND*
                    MFS(R)INTERNATIONAL NEW DISCOVERY FUND*
                           MFS(R)MID CAP VALUE FUND*
                              MFS(R)RESEARCH FUND*
                            MFS(R)TOTAL RETURN FUND*
                              MFS(R)UTILITIES FUND

                      Supplement to the Current Prospectus

Effective immediately, the second paragraph of "Exchange Privilege" in "How to Exchange Shares" in Section VI ("How to Purchase, Exchange and Redeem Shares") in the fund's prospectus, is hereby restated as follows:

VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

>>   How to Exchange Shares

     Exchange Privilege

     (second paragraph)

     Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A, I and R shares may be exchanged for shares of the MFS Money Market Fund subject to any limitation applicable to the purchase of this fund's shares as disclosed in its prospectus.

                 The date of this Supplement is August 1, 2003.

*El presente suplemento tambien se encuentran disponibles en espanol. Solicite ejemplares a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancies entre las versiones en ingles y en espanol, se considerara valida la version en ingles.